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                                                                   EXHIBIT 99(B)
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                               NORAM ENERGY CORP.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            The undersigned hereby appoints T. Milton Honea, Michael B. Bracy and Hubert Gentry, Jr., and each of them, proxies with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of stock of NorAm Energy Corp. held of record by the undersigned on October 18, 1996, at the Special Meeting of Stockholders to be held in Houston, Texas, on December 11, 1996, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are and authorized to vote upon such other business that may properly come before the meeting.

            APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, dated as of August 11, 1996, by and among Houston Industries
            Incorporated, Houston Lighting & Power Company, HI Merger, Inc. and NorAm Energy Corp. and the transactions contemplated thereby.

                 FOR / /          AGAINST / /          ABSTAIN / /

                            (continued on reverse side)
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    P
    R
    O
    X
    Y
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        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
        DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
        MADE THIS PROXY WILL BE VOTED FOR ADOPTION OF THE AGREEMENT AND
        PLAN OF MERGER.
                                                    Please sign exactly as name
                                                    appears below. When shares
                                                    are held by Joint Tenants,
                                                    both should sign, and when
    P                                               signing as attorney, as
    R                                               executor, as administrator,
    O                                               trustee or guardian, please
    X                                               give full title as such. If
    Y                                               held by a corporation,
                                                    please sign in the full
                                                    corporate name by the
                                                    President or other
                                                    authorized officer. If held
                                                    by a partnership, please
                                                    sign in the partnership name
                                                    by an authorized person.

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                                                    Signature

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                                                    Signature if behalf jointly

   -----------------------------------------------  Dated:----------------, 1996
    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
      CARD PROMPTLY USING THE ENCLOSED ENVELOPE
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